Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
LEASES

NOTE 9 – LEASES

The Company determines if a contract contains a lease at inception and recognizes operating lease ROU assets and operating lease liabilities based on the present value of the future minimum lease payments at the commencement date. As the Company’s leases do not provide an implicit interest rate, management develops incremental borrowing rates based on the information available at the commencement date in determining the present value of future payments. Lease expenses are recognized on a straight-line basis over the lease term.

At December 31, 2024, the Company’s operating leases were as follows:

In July 2018, the Company entered into a lease agreement for offices, laboratory space and parking at the Science Park in Nes Ziona, Israel for approximately 420 square meters of space. The lease for this space expired on August 31, 2023, at which time the Company extended the lease for an additional 60-month period.

In October 2020, the Company entered into an additional lease agreement at the Science Park in Nes Ziona, Israel for approximately 421 square meters of space. The lease for this space expires on September 30, 2025, at which time the Company may extend the lease for an additional 33-month period.

On July 29, 2021, the Company entered into an additional lease agreement in Nes Ziona, which added 455 square meters of office space to the existing leased space. The lease for the additional 455 square meters is for a period of 63 months, which commenced on August 1, 2021. The lease expires on October 31, 2026 with an option to extend the lease for an additional 22 months.

At the time the Company entered into each of the Nes Ziona lease agreements, the Company was not reasonably certain that it would exercise the extension option contained therein and therefore did not include the extension options in the determination of the total lease terms for accounting purposes.

During 2024, the Company decided to sell the lease rights under the lease agreement entered into on July 29, 2021, together with the leasehold improvements installed in the leased property. The ROU asset and lease liability were recorded as Assets classified as held for sale and Liability classified as held for sale, respectively. See note 16.

As of December 31, 2024 the Company was a party to seven vehicle lease agreements. All vehicle lease agreements are for 36 months periods.

	Year ended December 31,
(in thousands)	2024	2023	2022

The components of lease expense were as follows: Operating leases expenses	$324	$863	$1,037

Cash flow information related to operating leases: Cash used in operating activities	$312	$766	$875

Non-cash activity - Right of use assets obtained in exchange for new operating lease liabilities	$25	$689	$179

Supplemental information related to operating leases, including location of amounts reported in the accompanying consolidated balance sheets, follows:

	December 31,
(in thousands)	2024	2023
Other assets - ROU assets	$1,176	$2,161
Accumulated amortization	648	1,120
Operating lease ROU assets, net	$528	$1,041

Lease liabilities – current - Accounts payable and accrued liabilities	$235	$346
Lease liabilities – noncurrent	299	686
Total operating lease liabilities	$534	$1,032

Weighted average remaining lease term in years	2.85	3.3
Weighted average annual discount rate	8.5%	6.7%

(in thousands)

Maturities of undiscounted operating lease liabilities as of December 31, 2024, were as follows:

2025	$275
2026	125
2027	121
2028	88
Total undiscounted lease liability	609
Less: Imputed interest	(75)
Present value of lease liabilities	$534